UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 15, 2007 (November 15, 2007)
Date of Report (Date of earliest event reported)

PITNEY BOWES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-3579	06-0495050

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or
organization)

World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 356-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure”.

On November 15, 2007, the registrant held its 2007 Investor Meeting via a live conference and webcast. The press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

    Exhibit 99.1       Press Release of Pitney Bowes Inc. dated November 15, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PITNEY BOWES

November 15, 2007	By:	/s/ S. J. Green
S.J. Green
Vice President, Finance
(Principal Accounting Officer)